Accounts receivable	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Accounts receivable
Accounts receivable

Accounts receivable are presented net of allowances for doubtful accounts. The allowance for doubtful accounts receivables at December 31, 2016 was $1.2 million (2015: $12.1 million, 2014: $8.3 million).

The Company did not recognize any bad debt expense in 2016, 2015 or 2014, but has instead reduced contract revenue for any disputed amounts.